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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of

                      The Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): July 13, 2000




                        UNITED STATES EXPLORATION, INC.
                    ---------------------------------------
             (Exact name of registrant as specified in its charter)


   Colorado                        1-13513                     84-1120323
----------------                ---------------              ---------------
(State or other                  (Commission                  (IRS Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)

                           1560 Broadway, Suite 1900
                               Denver, Colorado                     80202
                     ---------------------------------------      ----------
                     (Address of principal executive office)      (Zip Code)

       Registrant's telephone number, including area code (303) 863-3500
                                                          --------------




       (Former name or former address, if changed since last report): N/A



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ITEM 5.  OTHER EVENTS.

         On July 13, 2000, United States Exploration, Inc. issued the press release filed as Exhibit 99 to this Report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  10.1 2000 Development Agreement between United States Exploration, Inc. and Petroleum Development Corporation, dated June 30, 2000.

                  99    Press Release dated July 13, 2000.




                                      -2-
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                                   SIGNATURE


         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                        UNITED STATES EXPLORATION, INC.


Date: July 18, 2000                     By: /s/ F. Michael Murphy
                                            -----------------------------
                                            F. Michael Murphy, Vice President


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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                            DESCRIPTION
------                            -----------

 10.1             2000 Development Agreement between United States
                  Exploration, Inc. and Petroleum Development Corporation, dated June 30, 2000.

 99               Press Release dated July 13, 2000.